UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 26, 2011
(Date of Report (Date of Earliest Event Reported))

United Bancorp, Inc.
(Exact name of registrant as specified in charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

2723 S. State Street, Ann Arbor, MI  48104
(Address of principal executive offices)

(734) 214-3700
(Registrant’s telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective at the conclusion of the Annual Meeting of Shareholders held on April 26, 2011, David S. Hickman retired from his positions of Chairman of the Board and a director of United Bancorp, Inc. (the "Company") and its subsidiary, United Bank & Trust.  There is no disagreement between the Company and Mr. Hickman known to an executive officer of the Company, as defined in 17 CFR 240.3b-7, on any matter relating to the Company's operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company's annual meeting of shareholders was held on April 26, 2011. At that meeting, the shareholders voted on four proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected to serve a three-year term on the Company’s Board of Directors:

	Votes Cast
	For	Withheld	Broker Non-Votes
Stephanie H. Boyse	7,306,623	419,005	1,776,593
John H. Foss	7,380,873	344,755	1,776,593

Proposal 2

Proposal 2 was a proposal to approve the Company's executive compensation practices, as disclosed in the Proxy Statement. This proposal was approved.

Votes Cast
For	Against	Abstain	Broker Non-Votes
6,610,606	743,307	371,715	1,776,593

Proposal 3

Proposal 3 was a proposal to authorize additional shares for issuance under the United Bancorp, Inc. Director Retainer Stock Plan. This proposal was approved.

Votes Cast
For	Against	Abstain	Broker Non-Votes
6,347,337	1,293,208	85,083	1,776,593

Proposal 4

Proposal 4 was a proposal to ratify the appointment of BKD, LLP as independent auditors for 2011. This proposal was approved.

Votes Cast
For	Against	Abstain	Broker Non-Votes
9,140,760	246,041	115,420	0

Item 7.01	Regulation FD Disclosure.

On April 27, 2011, United Bancorp, Inc. issued the press release furnished with this report as Exhibit 99.1, which is here incorporated by reference. The information under this Item 7.01 and Exhibit 99.1 are furnished to, and not filed with, the Commission.

Item 8.01	Other Events

Effective at the conclusion of the Annual Meeting of Shareholders on April 26, 2011, James C. Lawson became Chairman of the Board of the Company and its subsidiary, United Bank & Trust. Mr. Lawson succeeds David S. Hickman in this position.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

99.1	Press release dated April 27, 2011. This exhibit is furnished to, and not filed with, the Commission.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: April 27, 2011	/s/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Document

99.1	Press release dated April 27, 2011. This exhibit is furnished to, and not filed with, the Commission.